SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 1, 2004
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                         PEOPLES BANCORP INC.
      ----------------------------------------------------------
        (Exact name of Registrant as specified in its charter)


                                     0-16772
                           --------------------------
                             Commission File Number


                    Ohio                                31-0987416
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(State or other jurisdiction of incorporation)    (I.R.S. Employer
                                                  Identification Number)


                138 Putnam Street
                  P.O. Box 738,
                  Marietta, Ohio                             45750
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     (Address of principal executive office)               (Zip Code)


Registrant's telephone number, including area code:      (740) 373-3155
                                                        ----------------


                                 Not applicable
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

Item 5.  Other Events
         Peoples Bancorp Inc. (Nasdaq: PEBO) announced that its insurance subsidiary, Peoples Insurance Agency, Inc., has acquired the Barengo Insurance Agency. The release is included herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


      EXHIBIT NUMBER                   DESCRIPTION
-----------------------------      ----------------------------------------
            99                         News Release issued June 1, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  June 1, 2004                  PEOPLES BANCORP INC.
                                     ----------------------------------------
                                     Registrant



                              By:/s/ MARK F. BRADLEY
                                     ----------------------------------------
                                     Mark F. Bradley
                                     Chief Operating Officer




                                INDEX TO EXHIBITS

      EXHIBIT NUMBER                   DESCRIPTION
-----------------------------      ----------------------------------------
            99                         News Release issued June 1, 2004